SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) :                March 29, 2002


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


        1-14161                                            11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                      11801
     One MetroTech Center, Brooklyn, New York                          11201
        (Address of Principal Executive Offices)                     (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.              Changes in Registrant's Certifying Accountant.
                     ------- -- ------------ ---------- ----------

           On March 29, 2002, KeySpan's (the "Company") Board of Directors, upon recommendation of the Audit Committee, determined not to renew the engagement of its independent public accountant Arthur Andersen LLP ("Arthur Andersen") and appointed Deloitte & Touche as its independent public accountants.

           During the past two fiscal years, and the subsequent interim period through the date hereof, there has been no report on the financial statements of the Company by Arthur Andersen which contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

           During the past two fiscal years, and the subsequent interim period through the date hereof, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused the firm to make reference to the subject matter of such disagreements in connection with its report.

           None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years or within the subsequent interim period through March 29, 2002.

           During the two most recent fiscal years and the subsequent interim period through March 29, 2002, the Company did not consult with Deloitte & Touche regarding any of the matters or events set forth in Item 304(a)(2)(i) and
(ii) of Regulation S-K.

           The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of a letter from Arthur Andersen stating that it agrees with such disclosures.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             --------- ----------- --- ----- --------- ----------- --- --------

           (c)       Exhibits

                    (1) Letter of Arthur Andersen LLP regarding change in certifying accountant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                KEYSPAN CORPORATION

Dated: April 5, 2002                  By:       /s/Gerald Luterman
                                                ----------------------------
                                                Name:  Gerald Luterman
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.       Exhibit                                                   Page
-----------       -------                                                   ----

  16.1            Letter of Arthur Andersen LLP regarding change
                  in certifying accountant                                    5